                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                                   FRMO CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                   FRMO CORP.

                    Notice of Annual Meeting of Shareholders
                                  July 18, 2002
                                 3 PM Local Time


Dear Fellow Shareholder:

      You are cordially invited to attend FRMO Corp's Annual Shareholders' Meeting, which will be held on Thursday, July 18, 2002 at 3:00 PM at 271 North Avenue, 6th Floor, New Rochelle, NY 10801. The meeting is being held for the following purposes:

      1. To elect a Board of Directions to hold office until the next Annual Meeting of Shareholders or until their respective successors have been elected or appointed.

      2. To transact such other business as may properly come before the annual meeting or any adjournment of the meeting.

      These items are more fully described in the following pages, which are made part of this notice. Only shareholders of record on the books of the Company at the close of business on June 13, 2002 will be entitled to vote at the annual meeting.

      PLEASE ASSIST THE COMPANY AND ENSURE THAT YOUR VOTE IS RECORDED, BY SIGNING AND RETURNING YOUR PROXY AS SOON AS POSSIBLE EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU DO ATTEND, YOU MAY VOTE IN PERSON AND THE PROXY WILL BE SUPERSEDED BY THE VOTE YOU CAST AT THE MEETING.





                                          Lester Tanner, Secretary
                                          For the Board of Directors


New Rochelle, NY
June 19, 2002

                                   FRMO CORP.
                                271 NORTH AVENUE
                             NEW ROCHELLE, NY 10801



                                 PROXY STATEMENT



                         ANNUAL MEETING OF SHAREHOLDERS




                                                                 June 19, 2002


      This Proxy Statement is being furnished to the Shareholders (the "Shareholders") of FRMO Corp. a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Shareholders (the "Meeting") of the Company to be held on July 18, 2002 and at any adjournments thereof.


      At the Meeting, Shareholders will be asked:


      1.    To elect seven directors,

      2. To transact such other business as may properly come before the Meeting or any adjournments of the Meeting.


      June 3, 2002 is the record date (the "Record Date") for the determination of the holders of the Company's common shares, par value $.001 per share (the "Common Shares") entitled to notice of and to vote at the Meeting. Each such Shareholder will be entitled to one vote for each Common Share held on all matters to come before the Meeting and may vote in person or by proxy authorized in writing. At the close of business on June 3, 2002, there were 36,083,774 Common Shares entitled to vote.

      This Proxy Statement and the accompanying form of proxy are first being sent to holders of the Common Shares on or about June 19, 2002.

                              AVAILABLE INFORMATION



      The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith, files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy statements and other information can be inspected and copied at the public reference facilities maintained by the Commission at Judiciary Plaza, Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's regional offices at Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can also be obtained at prescribed rates by writing to the Public Reference Section of the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. Such information may also be accessed electronically by means of the Commissions's home page on the Internet (http://www.sec.gov.).




                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE



      The following documents filed by the Company (File No. 0-29346) with the Commission are incorporated by reference into this Proxy Statement:


            The Company's Annual Report (Form 10-K) for the fiscal year ended February 28, 2002, which is a part of the Annual Report sent to Shareholders with this Proxy Statement.


      All documents and reports subsequently filed by the Company pursuant to
Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement and prior to the date of the Meeting shall be deemed to be incorporated by reference in this Proxy Statement and to be a part hereof from the date of filing of such documents or reports.

                                   THE MEETING



DATE, TIME AND PLACE


      The Meeting will be held on Thursday, July 18, 2002 at 3:00 P.M., local time, at the 6th floor conference room, 271 North Avenue, New Rochelle, NY 10801. This building houses the office of the Company and is located directly across from the Metro North New Rochelle Railroad Station (Stamford Line). Parking is available behind the building.



MATTERS TO BE CONSIDERED


      At the Meeting, Shareholders will be asked to elect seven directors. The Board of Directors knows of no matters that are to be brought before the Meeting other than as set forth in the Notice of Meeting. If any other matters properly come before the Meeting, the persons named in the enclosed form of proxy or their substitutes will vote in accordance with their best judgment on such matters.



RECORD DATE; SHARES OUTSTANDING AND ENTITLED TO VOTE


      Shareholders as of the Record Date (i.e., the close of business on June 13, 2002) are entitled to notice of and to vote at the Meeting. As of the Record Date, there were 36,083,774 Common Shares outstanding and entitled to vote, with each share entitled to one vote.



REQUIRED VOTES


      Under Delaware law, the affirmative vote of the holders of a plurality of the Common Shares voted at the Meeting is required to elect each director. Consequently, only shares that are voted in favor of a particular nominee will be counted toward such nominee's achievement of a plurality. Shares present at the Meeting that are not voted for a particular nominee (including broker non-votes) will not be counted toward such nominee's achievement of a plurality.

VOTING AND REVOCATION OF PROXIES

      Shareholders are requested to complete, date, sign and promptly return the accompanying form of proxy in the enclosed envelope. Common Shares represented by properly executed proxies received by the Company and not revoked will be voted in accordance with the specifications, if any, made in the proxy. If not otherwise specified in the proxy, the shares will be voted for election of each nominee for director named herein.


      If any other matters are properly presented at the Meeting for consideration, including among other things, consideration of a motion to adjourn the Meeting to another time and/or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the enclosed form of proxy and acting thereunder will have discretion to vote on such matters in accordance with their best judgment.


      Any proxy signed and returned by a Shareholder may be revoked at any time before it is voted by filing with the Secretary of the Company, at the address of the Company set forth herein, written notice of such revocation or a duly executed proxy bearing a later date or by attending the Meeting and voting in person. Attendance at the Meeting will not in and of itself constitute revocation of a proxy.



PROXY SOLICITATION

      The Company will bear the costs of solicitation of proxies for the Meeting. In addition to solicitation by mail, directors, officers and regular employees of the Company may solicit proxies from Shareholders by telephone, telegram, personal interview or otherwise. Such directors, officers and employees will not receive additional compensation, but may be reimbursed for out-of-pocket expenses in connection with such solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of Common Shares held of record by them, and such custodians will be reimbursed for their reasonable expenses.


                        MARKET PRICES AND DIVIDEND POLICY


      The Common Shares of the Company are traded on the NASDAQ Bulletin Board under the symbol FRMO. See page 7 of the enclosed Form 10-K for market prices of the Company's Common Stock and page 10 of this Proxy Statement for a price performance measurement comparison. The Company has never paid a cash dividend on its Common Stock and there is no present intention to declare a cash dividend in the future.

ELECTION OF DIRECTORS

      Seven directors will be elected at this year's annual meeting. Each director will serve until the next annual meeting or until he is succeeded by another qualified director who has been elected. We will vote your shares as you specify when providing your proxy. If you do not specify how you want your shares voted when you provide your proxy, we will vote them for the election of all the nominees listed below. The Board of Directors recommends a vote FOR the nominees set forth below, each of whom was first elected to the new FRMO Corp. after the spin-off and recapitalization on January 23, 2001. The following information about the nominees was provided by the nominees.

MURRAY STAHL:           Age 48. Mr. Stahl is Chairman of the Board and Chief
                        Executive Officer of the Company. He co-founded Horizon
                        Research Group, a subsidiary of Horizon Asset
                        Management, Inc., in 1995 and is currently the Portfolio
                        Manager of The New Paradigm Fund. Prior to 1995, Mr.
                        Stahl was with Bankers Trust Company for 16 years as a portfolio manager and research analyst.

STEVEN BREGMAN:         Age 43. Mr. Bregman is President and Chief Operating
                        Officer of the Company. He co-founded Horizon Research
                        Group in 1995. Prior to 1995, Mr. Bregman was with
                        Bankers Trust for 9 years, where he was an Investment
                        Officer in the Bank's Private Clients Group.

PETER DOYLE:            Age 40. Mr. Doyle is a co-founder of Horizon Research
                        Group and also Kinetics Asset Management, Inc. in 1996 where he is Chief Investment Strategist for the Kinetics family of mutual funds. Prior to 1996, Mr. Doyle was with Bankers Trust Company for 9 years, where he was an Investment Officer.

LAWRENCE J. GOLDSTEIN:  Age 66. Mr. Goldstein is the General Partner of Santa
                        Monica Partners, L.P., a private investment fund, he founded in 1982. Prior thereto he was First Vice President of Drexel Burnham Lambert and a General Partner (Security Analyst and Fund Manager) of its predecessor Burnham & Company for 23 years. He is a director of Starstruck, Ltd. (ASE: KAP) since 1984.

ALLAN KORNFELD:         Age 64. Mr. Kornfeld is currently an Independent
                        Consultant on financial matters and a Director at M & A
                        London, LLC of New York City which provides corporate development services to mid-range public and private companies. He is a certified public accountant and attorney. He was an accountant and audit partner at Ernst & Young from 1960-1975, a comptroller, Vice
                        President and Senior Vice President of Ametek, Inc.
                        (NYSE) from 1975-1986 and then Chief Financial Officer and Executive Vice President of Ametek from 1986-1994.
                        Mr. Kornfeld is currently a director of MFC Development
                        Corp.

DAVID MICHAEL:          Age 64. Mr. Michael is President of David Michael & Co.,
                        P.C., Certified Public Accountants. He has been a certified public accountant practicing as a partner in independent public accounting firms for more than 25 years and as the President of David Michael & Co., P.C.
                        since 1983. He is a director of the Del Global
                        Technologies Corp (NASDAQ : DGTC) since 1986 and MFC
                        Development Corp.

LESTER TANNER:          Age 78. Mr. Tanner is President and a director of MFC
                        Development Corp. Prior to August 1, 2000 he practiced law as a partner in his law firm for more than 30 years with a concentration in corporate, real estate and financial matters. He is Secretary of the Company. Mr.
                        Tanner has a J.D. degree from Harvard Law School.

                 INFORMATION CONCERNING THE BOARD OF DIRECTORS
                              AND BOARD COMMITTEES


SHAREHOLDER NOMINATIONS

      A Shareholder entitled to vote in the election of directors may nominate one or more persons for election as directors at the meeting if written notice of such Shareholder's intent to make such nomination has been given to the Company, not less than five days prior to the meeting date. Such notice shall set forth the name and address of the Shareholder and his or her nominee, a representation that the Shareholder is entitled to vote at such meeting and intends to nominate such person, a description of all arrangements or understandings between the Shareholder and each nominee, such other information as would be required to be included in a proxy statement soliciting proxies for the election of such Shareholder's nominee, and the consent of each nominee to serve as a director of the Company if so elected. The Company may require any proposed nominee to furnish such other information as may reasonably be required to determine the eligibility of such proposed nominee to serve as a director of the Company.



MEETINGS AND COMMITTEES

      Since July 20, 2001, the Board of Directors held two meetings at which all directors were present. The Board of Directors has a standing Executive Committee, Audit Committee and Compensation Committee.

      The Executive Committee exercises the authority of the Board of Directors in the management of the business of the Company at such times as the full Board of Directors is unavailable. The Executive Committee, which met once since July 20, 2001, currently consists of Messrs. Bregman (Chair), Stahl and Doyle.

      The Audit Committee met once since July 20, 2001 and currently consists of Messrs. Michael (Chair), Kornfeld and Tanner. The Report of the Audit Committee is included in this Proxy Statement.

      The Compensation Committee reviews the compensation, benefits and stock options for the Company's executive and key personnel and makes recommendations to the Board of Directors. The Compensation Committee, which has held no meetings currently consists of Messrs. Stahl (Chair), Bregman and Goldstein.

                     PRESENT BENEFICIAL OWNERSHIP OF COMMON SHARES

      The table below is as of May 29, 2002 and shows the beneficial ownership of the Company's Common Shares by (i) each person who, to the knowledge of the Company, is the beneficial owner of more than 5% of the outstanding Common Shares (the Company's only class of voting securities), (ii) each executive officer and director and (iii) all executive officers and directors of the Company as a group.

NAME                                      POSITION                              SHARES          PERCENT
----                                      --------                              ------          -------
Murray Stahl(a)(c)                   Chairman, CEO, Director                  6,693,120          18.6%

Steven Bregman(a)(c)                 President, COO, Director                 6,693,120          18.6%

Peter Doyle(a)(d)                    Vice President, Director                 3,640,320          10.1%

Lester Tanner(a)(b)                  Secretary, Director                      3,932,790          10.9%

Victor Brodsky (c)                   Treasurer, CFO                              32,400             -

Lawrence J. Goldstein (a)(d)         Director                                 1,800,000           5.0%

Allan Kornfeld (d)                   Director                                     4,000             -

David Michael(d)                     Director                                    10,000             -

John Meditz (a)(d)                          -                                 6,693,120          18.6%

Thomas C. Ewing (a)(d)                      -                                 3,453,120           9.6%

FRMO Control Group and all executive
officers and directors as a group (10 persons)                               34,662,964          96.1%


(a) The FRMO Control Group owns 34,532,790 shares consisting of the 32,905,590 shares owned by Messrs. Stahl, Bregman, Doyle, Tanner, Goldstein, Meditz and Ewing shown above; 1,146,240 shares owned by Catherine Bradford and 480,960 shares owned by Katherine Ewing. Messrs. Brodsky, Kornfeld and Michael together own 46,400 shares. Horizon Research Group and Kinetics Voting Trust, affiliates of the Chairman and President of the Company, own 80,003 shares and 315 shares, respectively, which are included above in the total of 34,662,964 shares.

(b) Includes shares owned by entities managed by Lester Tanner which are owned by him, his children and his wife. His address is 271 North Avenue, New Rochelle, NY 10801.

(c) The address of Messrs. Stahl, Bregman and Brodsky at the Company is 271 North Avenue, New Rochelle, NY 10801.

d) The address of Messrs. Doyle, Meditz and Ewing is 470 Park Avenue South, New York, NY 10016. Address for other persons are: Lawrence J. Goldstein 1865 Palmer Avenue, Larchmont, N.Y. 10538; Allan Kornfeld 5 Patterson Place, Newtown Square, PA 19073; David Michael 7 Penn Plaza, New York, NY 10001. Mr. Goldstein is the General Partner of Santa Monica Partners, LP, a private fund, which owns 218,000 shares of the Company. See page 8 for stock options granted to Messrs. Kornfeld, Michael and Brodsky.

                             EXECUTIVE COMPENSATION

      The Company has not paid any compensation to any officer in the fiscal year ended February 28, 2002.


COMPENSATION POLICY

      The Company's compensation for any officer after February 28, 2002 is expected to consist of a base salary and annual bonus compensation. Salary and bonus payments will be discretionary with the Board of Directors and will be designed to reward current and past performance.

      The Company's policy will emphasize performance-based compensation. Accordingly, a significant percentage of annual compensation may consist of bonus compensation. This ensures that compensation reflects the individual's specific contributions to the success of the Company. Bonus compensation is determined on the basis of the directors' subjective assessment of an executive's performance and not on any specific formula.

      The Company believes that, as it grows, its compensation program will enable it to attract, motivate and retain senior management by providing a competitive total compensation opportunity based on performance.


STOCK OPTIONS

      The Company may issue stock options to officers or directors who do not own as much as one percent of the Company's outstanding stock. Stock options are designed to provide strong incentive for superior long-term performance and are directly linked to shareholders' interests because the value of the awards will increase or decrease based upon the future price of the Common Shares. The Company may also adopt a Stock Option Plan designed to secure the services of persons capable of filling key management positions. The amount of stock options awarded will not be based on any specific formula, but rather on a subjective assessment of the person's performance by the Board of Directors. On July 20, 2001, the Company issued stock options to directors Allan Kornfeld and David Michael, to purchase 3,000 shares, each and Chief Financial Officer Victor Brodsky, to purchase 15,000 shares, all expiring July 20, 2006 at the option price of $1.25 per share.


COMPENSATION OF DIRECTORS

      The Company has not paid compensation to any director in the fiscal year ended February 28, 2001 and has made no arrangement to pay directors' fees in the current fiscal year. Only Allan Kornfeld and David Michael, among the present directors, will be eligible to receive stock options under the Company's policy of not granting options to any officer or director who already owns as much as 1% of the Company's outstanding stock.

INDEMNIFICATION

      The Company maintains an indemnification insurance policy covering all directors and officers of the Company and its named subsidiaries. No claims have been made and no payments were received under the Company's indemnification insurance.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      The Company's new start on January 23, 2001 and its recapitalization by the purchase of 34,200,000 shares of common stock by the FRMO Control Group, defined above at page 7, on January 23, 2001 are described in the accompanying Annual Report (Form 10-K) for the fiscal year ended February 28, 2002 (the "Annual Report") at pages 1-3 thereof.

      In January 2001, the Company signed a consulting agreement with Lawrence
J. Goldstein, the manager of the Santa Monica Partners, L.P., whereby he will pay $21,600 per year to the Company for access to consultations with the Company's personnel designated by Murray Stahl and Steven Bregman. Mr. Goldstein is a director and shareholder of the Company.

      In March 2001, the Company acquired the research service fees that Horizon Research Group was entitled to receive from The New Paradigm Fund in exchange for 80,003 shares of the Company's Common Stock. In May 2001 the Company acquired the research service fees that Horizon Research Group was entitled to receive from The Middle East Growth Fund in exchange for 3,456 shares of the Company's common stock. Murray Stahl, Steven Bregman and Peter Doyle, officers, directors and the shareholders of the Company, are shareholders of the corporation which owns the Horizon Research Group. See page 5 of the Annual Report.

      In February 2002, the Company acquired a 7.71% interest in Kinetics Advisors, LLC and the Finder's Fee Share Interest from the Stahl Bregman Group, in exchange for 315 shares of the Company's common stock. Kinetics Advisors, LLC controls and provides investment advice to New Economy Partners and Kinetics New Economy Fund, both of which are hedge funds.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely upon a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers, directors and greater than 10% beneficial shareholders, the Company believes that since the effective date of the Company's Registration Statement Pursuant to Section 12(g) of The Securities Exchange Act of 1934, all persons subject to the reporting requirements of Section 16(a) filed the required reports on a timely basis.

                       PERFORMANCE MEASUREMENT COMPARISON

      The Company's common stock has traded on the NASDAQ Bulletin Board (symbol
FRMO) since the spin-off on January 23, 2001. The graph set forth below compares cumulative total return to our shareholders with the total return of the Nasdaq Total US Index and the S & P Mid-cap Diversified Financial Services Index, resulting from an initial assumed investment of $100 in each and assuming reinvestment of any dividends, beginning February 28, 2001 and ending at February 28, 2002.

                                  [LINE GRAPH]


  INDEX                                                 02/28/01      02/28/02
  -----                                                 --------      --------

FRMO Corp.                                              100.00        138.66
NASDAQ - Total US*                                      100.00         81.26
S&P Mid-cap Diversified Financial Services Index**      100.00         93.98


* Source: CRSP, Center for Research in Security Prices, Graduate School of Business, The University of Chicago 2002. Used with permission. All rights reserved. crsp.com.

**   Source: Bloomberg, L.P.

                          REPORT OF THE AUDIT COMMITTEE

      The Audit Committee is comprised solely of independent directors and operates under a written charter adopted by the Board of Directors. The Committee reviews and assesses the adequacy of its charter on an annual basis. As described more fully in its charter, the purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Company's financial reporting, internal control and audit functions. Management is responsible for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. Holtz Rubenstein & Co., LLP, the Company's independent auditing firm, is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards.

      The Audit Committee's functions are not intended to duplicate the activities of management and the independent auditor. The Committee serves a board-level oversight role, in which it provides advice and direction to management and the auditors on the basis of the information it receives and the experience of the Committee's members in business, financial and accounting matters. Among other matters, the Audit Committee monitors the performance of the Company's auditors, including the audit scope and auditor independence. The Audit Committee and the Board have ultimate authority and responsibility to select, evaluate and, when appropriate, replace the Company's independent auditor.

      The Committee has reviewed and discussed the financial statements with management and the independent auditor. Management represented to the Committee that the Company's financial statements were prepared in accordance with generally accepted accounting principles. The Company's independent auditor provided the Committee with the disclosures required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees". The Committee discussed with the independent auditor that firm's independence.

      Following the Committee's discussions with management and the independent auditor, the Committee recommended that the Board of Directors include the audited financial statements in the Company's annual report on Form 10-K for the year ended February 28, 2002. A representative of Holtz Rubenstein & Co., LLP will be present at the Annual Meeting and will be available to respond to appropriate questions and to make such statements as the representative may desire.

AUDIT FEES

      Fees for professional services rendered by Holtz Rubenstein & Co., LLP in connection with the audit of the Company's annual financial statements for the year ended February 28, 2002 and reviews of the Company's Forms 10-Q for that fiscal year approximated $6,600. Holtz Rubenstein rendered no services pertaining to Financial Information Systems Design and Implementation. Fees to Holtz Rubenstein for other services totaled $600.

AUDIT COMMITTEE:  DAVID MICHAEL (CHAIR), ALLAN KORNFELD, LESTER TANNER.


                                  ANNUAL REPORT

      A copy of the Company's Annual Report to Shareholders for the fiscal year ended February 28, 2002 is being furnished to Shareholders concurrently herewith.


                            PROPOSALS BY SHAREHOLDERS

      Proposals that Shareholders wish to include in the Company's Proxy Statement and form of proxy for presentation at the Company's 2003 Annual Meeting of Shareholders, presently scheduled to be held on July 17, 2003, must be received by the Company at 271 North Avenue, New Rochelle, NY 10801, Attention of Lester Tanner, Secretary, no later than March 25, 2003.






June 19, 2002                       By Order of the Board of Directors


                                    Murray Stahl
                                    Chairman and Chief Executive Officer


                                    Steve Bregman
                                    President and Chief Operating Officer

/X/   PLEASE MARK VOTES
      AS IN THIS EXAMPLE

                                REVOCABLE PROXY
                                   FRMO CORP.


                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS

    Revoking any such prior appointment, the undersigned hereby appoints Murray Stahl, Steven Bregman and Lester Tanner, and each of them, attorneys and agents, with power of substitution to vote as Proxy for the undersigned as herein stated, at the Annual Meeting of Shareholders of FRMO Corp. (the "Company") to be held at the Suite 601, 271 North Avenue, New Rochelle, New York, New York 10801 on Thursday, July 18, 2002 at 3:00 P.M., and at any adjournment thereof, with respect to the number of shares the undersigned would be entitled to vote if personally present.



1.  Election of Directors

                                                              FOR          WITH-        FOR ALL
                                                                           HOLD         EXCEPT
     To elect the nominees listed below:                      / /          / /            / /

     MURRAY STAHL, STEVEN BREGMAN,
     PETER DOYLE, LAWRENCE J. GOLDSTEIN,
     ALLAN KORNFELD, DAVID MICHAEL AND LESTER TANNER

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.


--------------------------------------------------------------------------------

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES NAMED ABOVE.

    THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS IF NO INSTRUCTIONS TO THE CONTRARY ARE INDICATED AND IN THE DISCRETION OF THE NAMED ATTORNEYS AND AGENTS ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

    Please sign exactly as your name appears on this card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

    The shareholder(s) hereby acknowledge(s) receipt of a copy of the Proxy Statement relating to such Annual Meeting.


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Please be sure to sign and date                     Date
this Proxy in the box below.
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   Shareholder sign above                     Co-holder (if any) sign above


  - DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED. -


                                   FRMO CORP.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.


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